UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

– – – – – – – – – – – – – – – – – – – – – – –

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2014

– – – – – – – – – – – – – – – – – – – – – – –

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)

Registrant’s telephone number, including area code: (805) 373-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)             Effective December 31, 2014, the Executive Deferred Compensation Plan (the “EDCP”) of Teledyne Technologies Incorporated (the “Corporation”), in which certain named executive officers of the Corporation participate, was amended and restated. The amendments were ministerial in nature and include the right of the Corporation to transfer assets of the plan to a grantor trust (including a Rabbi Trust). On January 1, 2015, the assets of the EDCP were placed in a Rabbi Trust. A copy of the EDCP is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Effective December 31, 2014, the Corporation’s Pension Equalization/Benefit Restoration Plan (“PEP”), in which certain named executive officers of the Corporation participate, was amended to freeze the date of accruals under the plan effective February 28, 2015. This amendment does not affect accruals under the Corporation’s qualified Pension Plan. A copy of the resolutions of the Plan Administrative Committee approving the amendments is attached as Exhibit 10.2 to this report and incorporated herein by reference.

Item 8.01 Other Information

On December 16, 2014, the Nominating and Governance Committee and Personnel and Compensation Committee of the Board of Directors of the Corporation approved the following changes in compensation for non-employee directors, effective January 1, 2015:

•	The annual retainer was increased from $80,000 to $110,000. Separate meeting fees were eliminated. The annual retainer will be made in cash in two equal installments in January and July.
•	Following each Annual Meeting of Stockholders, non-employee directors will receive restricted stock units valued at $110,000. Annual option grants have been eliminated. The restricted stock units generally vest one year following the date of grant and are settled in shares of common stock on the date of vesting unless a director has elected to defer settlement of the award until his or her separation from Board service.
•	No changes were made to the amount of annual retainer fees payable to the lead director ($15,000) or the committee chairs (Audit - $15,000; Nominating and Governance - $10,000; and Personnel and Compensation - $10,000). These fees will be paid in two equal installments in January and July.

In connection with these changes the Committees received advice from the Board’s independent compensation consultant. A copy of the standing resolutions of the Nominating and Governance Committee relating to the foregoing is attached as Exhibit 10.3 to this report and incorporated herein by reference. A copy of the Administrative Rules of the 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees is attached as Exhibit 10.4 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Teledyne Technologies Incorporated Executive Deferred Compensation Plan
Exhibit 10.2	Teledyne Technologies Pension Equalization/Benefit Restoration Plan – Resolutions of the Plan Administration Committee
Exhibit 10.3	Standing resolutions of the Nominating and Governance Committee related to non-employee director compensation
Exhibit 10.4	Administrative Rules of the 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Susan L. Main

Susan L. Main
Senior Vice President and Chief Financial Officer

Dated: January 6, 2015

EXHIBIT INDEX

Description

Exhibit 10.1	Teledyne Technologies Incorporated Executive Deferred Compensation Plan
Exhibit 10.2	Teledyne Technologies Pension Equalization/Benefit Restoration Plan – Resolutions of the Plan Administration Committee
Exhibit 10.3	Standing resolutions of the Nominating and Governance Committee related to non-employee director compensation
Exhibit 10.4	Administrative Rules of the 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees